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                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                             WASHINGTON, DC 20549
                                               _________________

                                                   FORM 8-K

                                                CURRENT REPORT
                                    Pursuant to Section 13 or 15(d) of the
                                        Securities Exchange Act of 1934

                        Date of report (Date of earliest event reported): May 16, 2008

                                               _________________

                                             EDISON INTERNATIONAL
                              (Exact Name of Registrant as Specified in Charter)

            California                           001-9936                         95-4137452
  (State or Other Jurisdiction of        (Commission File Number)               (IRS Employer
          Incorporation)                                                     Identification No.)

     2244 Walnut Grove Avenue                                                       91770
          (P.O. Box 800)                                                          (Zip Code)
       Rosemead, California
  (Address of Principal Executive
             Offices)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

                                               _________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2008, Edison International (the "Company") announced that W. James Scilacci, Jr. will succeed
Thomas R. McDaniel as Executive Vice President, Chief Financial Officer and Treasurer of the Company and that
Robert L. Adler will succeed J.A. Bouknight, Jr. as the Company's Executive Vice President and General
Counsel, all effective August 1, 2008, except that Mr. Adler will initially join the Company as Executive Vice
President on July 1, 2008.  Messrs. McDaniel and Bouknight are retiring from the Company effective July 31,
2008.

Mr. Scilacci, age 52, has been employed as Senior Vice President and Chief Financial Officer of the Company's
wholly owned subsidiaries Edison Mission Group Inc. and Edison Mission Energy since March 2005.  He was
Senior Vice President and Chief Financial Officer of the Company's subsidiary Southern California Edison
Company from January 2003 until March 2005.

In connection with the retirement of Messrs. McDaniel and Bouknight, each will receive benefits pursuant to the Company's Executive Retirement Plan, Executive Severance Plan, and terms and conditions applicable to the
Company's long-term incentive award grants.

Item 7.01  Regulation FD Disclosure

The full text of the Company's press release, issued on May 16, 2008, announcing the management transition described in Item 5.02 above is included as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

        (d)  Exhibits.

           99.1   Press Release issued by the Company on May 16, 2008

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EDISON INTERNATIONAL
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               -----------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  May 16, 2008

Edison International Letterhead/Graphic
                                                                                                   News Release
FOR IMMEDIATE RELEASE

                                                                 Media Contact: Charles Coleman, (626) 302-7982
                                                                                             www.edisonnews.com
                                                   Investor Relations Contact: Scott Cunningham, (626) 302-2540
                                                                                         www.edisoninvestor.com

                   Edison International Announces Scilacci, Adler, Finneran Elected to New Positions

        ROSEMEAD, Calif., May 16, 2008 - Three executives have been elected to senior positions at Edison
International (NYSE:EIX) and its subsidiary Edison Mission Group:  W. James (Jim) Scilacci Jr. 52, was named executive vice president, chief financial officer and treasurer for Edison International succeeding Thomas
(Tom) McDaniel, 59, who is retiring after a distinguished 37-year career with the company;  Robert L. Adler,
60, was named executive vice president and general counsel for Edison International succeeding J. A. (Lon)
Bouknight, 64, who is retiring; and John P. Finneran Jr., 48, was named senior vice president and chief financial officer for Edison Mission Group (EMG) succeeding Scilacci.  Each will assume these new responsibilities on August 1.

Scilacci elected executive vice president, chief financial officer and treasurer for Edison International

        "Jim has served as CFO of both our major subsidiaries, Southern California Edison (SCE) for five years and EMG for three years, has been involved in or led many of our major financings over the last several years and headed SCE's 2003 General Rate Case team which makes him the ideal choice for CFO of Edison
International," said Theodore (Ted) F. Craver Jr., 56, president, Edison International, who will succeed John
E. Bryson, 64, as chairman and CEO effective August 1. "Jim's deep knowledge of the industry and our businesses means that he will contribute from day one to the senior management team responsible for realizing the ambitious performance goals we have set for ourselves at Edison International."

        "In following Tom into the job, Jim is succeeding someone whose record of excellent service spans virtually every part of Edison International and its subsidiaries," Bryson said.  "From engineering to customer service to strategic planning to finance to serving as CEO of both Edison Capital and Edison Mission
Energy, Tom has done it all, and done it superbly."

        Scilacci is currently senior vice president and chief financial officer of EMG.  Before assuming his current position at EMG, he was chief financial officer at SCE from 2000 to 2005.  A 24-year veteran at the company, Scilacci received his B.A. in economics from UCLA and an MBA from Santa Clara University. He and his wife Linda have three children.

                                                  -2-

Adler elected executive vice president and general counsel for Edison International

        "Bob and I have worked closely together on several major Edison issues and transactions over the last
10 years including the required sale of SCE's 12 gas-fired generation plants during deregulation, the
Settlement Agreement with the California Public Utilities Commission to restore SCE's financial health during the California energy crisis, and the sale of Edison Mission Energy's international assets as the centerpiece of its financial restructuring," said Craver. "Bob will head my transition planning activities beginning July
1 as executive vice president before assuming his additional role as general counsel on August 1.  I have the utmost respect for Bob's wisdom, experience and above all, his integrity."

        "Lon Bouknight joined our company in 2005 at a time of great change in the energy industry.  His wise counsel and sound judgment made a significant contribution to our success.  He has served as an invaluable member of our senior management team, and for 20 years prior to that as one of our principal outside lawyers," said Bryson.  "He is among the most highly regarded lawyers in the country for his knowledge of and experience in the energy industry."

        Adler has been a partner in the Los Angeles law firm of Munger, Tolles and Olson LLP since 1978 practicing corporate and business law, and is currently co-managing partner.  Beyond his extensive involvement and experience with the electric power business and Edison International, his practice has spanned many industries, including retail, health care, entertainment, communications and professional sports.  He is a magna cum laude graduate of Harvard University and a cum laude graduate of Harvard Law
School where he served as an officer of the Harvard Law Review.  He and his wife Sara, a professor at Scripps
College in Claremont, Calif., have two adult children.

Finneran elected senior vice president and chief financial officer for Edison Mission Group

        Finneran is currently EMG's senior vice president of business management, a job which includes managing EMG's partnerships in various power generation projects, information technology and Edison Capital's investment portfolio.  Finneran joined Edison Mission Energy in 1999 as vice president and regional chief financial officer for the Americas region.  Previously he was senior vice president of finance and treasurer of Richfood Holdings, a Fortune 500 food retail and wholesale distribution company.  He had served as a senior financial executive with two East Coast power companies and as an accountant with Price Waterhouse and
KPMG.

        Finneran holds a Bachelor of Business Administration from Siena College and a Master of Science degree in accounting from George Washington University and is a Certified Public Accountant. He and his wife Dena have five children.

                                                     # # #

        Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy.  Headquartered in Rosemead,
California, Edison International is the parent company of Southern California Edison, the largest electric utility in California, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.